Vanguard Emerging Markets Stock Index Fund

Supplement to the Prospectus and Summary Prospectus

New Target Index

Vanguard Emerging Markets Stock Index Fund is expected to adopt the FTSE Emerging Index as its new target index sometime over the coming months, as previously approved by the Fund’s board of trustees. The board believes that the new index is well-constructed and offers comprehensive coverage of the Fund’s market segment. In addition, Vanguard’s agreement with FTSE may result in considerable savings to shareholders over time in the form of lower expense ratios.

The FTSE Emerging Index will replace the Fund’s current benchmark, the FTSE Emerging Transition Index, as the second phase of a two-phased index change. In the first phase, which began on January 10, 2013, the Fund ceased tracking its former target index, the MSCI Emerging Markets Index, and began temporarily tracking the FTSE Emerging Transition Index, a “dynamic” index that is gradually reducing South Korean equity exposure by approximately 4% each week for a period of 25 weeks while proportionately adding exposure to stocks of companies located in other countries based on their weightings in the new index. In the second phase, the Fund will cease tracking the FTSE Emerging Transition Index and begin tracking the FTSE Emerging Index.

This approach is intended to enable the Fund’s advisor, The Vanguard Group, Inc., to make necessary adjustments to portfolio holdings—particularly with respect to South Korean securities, which constituted approximately 15% of the MSCI Emerging Markets Index (the Fund’s former benchmark) but are not included in the FTSE Emerging Index—in a manner that has the least impact on Fund shareholders.

The FTSE Emerging Index measures the same market segment as the FTSE Emerging Transition Index, so the investment objective and risks described in the Fund’s current prospectus will not change. The Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility than those of the former or current index over any period of time.

The adjustments to the Fund’s portfolio holdings are expected to result in modest, temporary increases in the Fund’s transaction costs and turnover rate. The transition also may cause the Fund to realize taxable capital gains, although the board of trustees believes that any gains realized are likely to be offset by accumulated tax losses. It is important to note that the actual transaction costs, turnover rate, and capital gains will be highly dependent upon a number of factors, including the market environment at the time of the portfolio adjustments.

The Vanguard Emerging Markets Stock Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Emerging Transition Index (upon which the Vanguard Emerging Markets Stock Index Fund is based) and the FTSE Emerging Index (upon which the Vanguard Emerging Markets Stock Index Fund will be based) (together, the “Indexes”) (ii) the figure at which the Indexes are said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Indexes for the purpose to which they are being put in connection with the Vanguard Emerging Markets Stock Index Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Indexes to Vanguard or to its clients. The Indexes are calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Indexes or (b) under any obligation to advise any person of any error therein. All rights in the Indexes vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 533A 022013